EX-23.1
CONSENT  OF  HOFFSKI  &  PISANO


                                     CONSENT

     We, Hoffski & Pisano, hereby consent to the use of our report relating to the audited financial statements for years ended June 30, 1999, 1998 and 1997 in a registration statement on Form 10-SB of Beacon Light Holding Corporation (previously Beacon Light Mining Company) to be filed with the Securities and Exchange Commission.

Dated:  March  10,  2000


                                   /s/Hoffski  &  Pisano
                                   ---------------------
                                   Certified  Public  Accountants
                                   Irvine,  California


































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